                         NOTICE OF GUARANTEED DELIVERY

                                      FOR
                           TENDER OF ALL OUTSTANDING
                SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK
           (INCLUDING SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK
                    REPRESENTED BY $3.00 DEPOSITARY SHARES)
                                IN EXCHANGE FOR

  6 1/8% CONVERTIBLE SUBORDINATED QUARTERLY INCOME CAPITAL SECURITIES DUE 2024


                                       OF

                                AMR CORPORATION


     Registered holders of outstanding Series A Cumulative Convertible Preferred Stock, of AMR Corporation (the "Preferred Stock"), including registered holders of $3.00 Depositary Shares (the "Depositary Shares") (each of which represents 1/10 of a share of Preferred Stock), who wish to tender Preferred Stock or Depositary Shares in exchange for AMR Corporation's 6 1/8% Convertible Subordinated Quarterly Income Capital Securities due 2024 (the "Debentures") on a basis of $1,000 principal amount of Debentures for every two (2) shares of Preferred Stock (liquidation preference $500 per share) accepted for exchange, on the terms and subject to the conditions set forth in AMR Corporation's Prospectus, dated October 14, 1994 and the related Letter of Transmittal and, in each case, whose Preferred Stock or Depositary Shares are not immediately available or who cannot deliver their Preferred Stock or Depositary Shares and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to First Chicago Trust Company of New York (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight delivery) or mail to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering" in the Prospectus.


                 The Exchange Agent for the Exchange Offer is:

                     By Mail:                                 By Hand or Overnight Courier:
      First Chicago Trust Company of New York                      Tenders & Exchanges
                Tenders & Exchanges                                 Suite 4680 -- AMR
          P. O. Box 2565, Mail Suite 4660                       14 Wall Street, 8th Floor
            Jersey City, NJ 07303-2565                             New York, NY 10005

                                 By Facsimile:

                        (For Eligible Institutions Only)
                        (201) 222-4720 or (201) 222-4721

                          Confirm Receipt of Notice of
                       Guaranteed Delivery by Telephone:

                                 (201) 222-4707

     Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission of instructions via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED ON THE LETTER OF TRANSMITTAL FOR GUARANTEE OF SIGNATURES.

Ladies and Gentlemen:


     The Undersigned hereby tenders the number of shares of Preferred Stock or Depositary Shares indicated below, upon the terms and subject to the conditions contained in the Prospectus dated October 14, 1994, of AMR Corporation (the "Prospectus"), receipt of which is hereby acknowledged.

                                                    DESCRIPTION OF SECURITIES TENDERED

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                                                             DEPOSITARY SHARES


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
                     NAME AND ADDRESS OF REGISTERED HOLDER AS IT
                                   APPEARS ON THE                                       DEPOSITARY RECEIPT
                              DEPOSITARY RECEIPT(S) FOR                                    NUMBER(S) OF            NUMBER OF
                                  DEPOSITARY SHARES                                         DEPOSITARY            DEPOSITARY
                                   (PLEASE PRINT)                                        SHARES TENDERED        SHARES TENDERED
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

- ---------------------------------------------------------------------------------------------------------------------------------

                                                              PREFERRED STOCK


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
                     NAME AND ADDRESS OF REGISTERED HOLDER AS IT
                                   APPEARS ON THE
                                 CERTIFICATE(S) FOR                              CERTIFICATE NUMBER(S) OF   NUMBER OF SHARES OF
                                   PREFERRED STOCK                                     PREFERRED                 PREFERRED
                                   (PLEASE PRINT)                                    STOCK TENDERED           STOCK TENDERED
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

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED
- -------------------------------------------------------------------------------
                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm that is a member of a registered national securities exchange or a member of the National Association of Securities
Dealers, Inc. or a commercial bank or trust company having an office, branch, agency or correspondent in the United States, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Preferred Stock or Depositary Receipts representing the Depositary Shares, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within five New
York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.

______________________________________    __________________________________
              Name of Firm                       Authorized Signature
______________________________________    __________________________________
                 Address                                Title

_____________________________________      Name: ___________________________
                Zip Code                            (Please Type or Print)

 Area Code and Telephone Number: _____     Dated: __________________________

- --------------------------------------------------------------------------------

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NOTE: DO NOT SEND CERTIFICATES FOR PREFERRED STOCK OR DEPOSITARY RECEIPTS
      REPRESENTING DEPOSITARY SHARES WITH THIS NOTICE OF GUARANTEED DELIVERY.
      CERTIFICATES FOR PREFERRED STOCK OR DEPOSITARY RECEIPTS REPRESENTING
      DEPOSITARY SHARES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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